UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 14, 2008

                           PetMed Express, Inc.
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          (Exact name of registrant as specified in its charter)

         Florida                 000-28827           65-0680967
 ---------------------------     ----------        ---------------
(State or other jurisdiction    (Commission       (I.R.S. Employer
      of incorporation)         File Number)     Identification No.)


           1441 S.W. 29th Avenue,  Pompano Beach, FL  33069
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          (Address of principal executive offices) (Zip Code)


                              (954) 979-5995
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         (Registrant's telephone number, including area code)


                             Not Applicable
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

  On January 14, 2008, PetMed Express, Inc. issued a press release stating that it will announce its December 31, 2007 quarter end financial results and host a conference call to review the results on Tuesday, January 22, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

            (d) Exhibits.

                99.1 - Press release dated January 14, 2008.


                            EXHIBIT INDEX

Exhibit No.  Description
----------   -----------

   99.1      Press release dated January 14, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2008

                                   PETMED EXPRESS, INC.

                                   By:  /s/ Bruce S. Rosenbloom
                                        -------------------------
                                   Name: Bruce S. Rosenbloom
                                   Title: Chief Financial Officer


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